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                                                                    EXHIBIT 23.9

                           CONSENT OF NAMED DIRECTOR

     I hereby consent to be named as director-nominee in the Registration Statement on Form S-4 filed by Atmos Energy Corporation.






                                                /s/ Thomas J. Garland
                                                --------------------------
                                                Thomas J. Garland

Date: October 3, 1996